Exhibit 99.1

Letter of Transmittal

To Tender for Exchange

4.75% Senior Notes due 2023

of

Lear Corporation

Pursuant to the Prospectus dated                     , 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2014, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Registered Mail, Certified Mail,

Overnight Courier or Hand Delivery:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations- Reorganization Unit

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attn: Dacia Brown-Jones

Tel: 315-414-3360

Fax: 732-667-9408

By Facsimile Transmission:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

Attn: Dacia Brown-Jones

Fax: 732-667-9408

For Information or Confirmation by Telephone:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

Attn: Dacia Brown-Jones

Tel: 315-414-3360

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus, dated                     , 2014 (the “Prospectus”), of Lear Corporation, a Delaware corporation (the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuer’s offer (the “Exchange Offer”) to issue an aggregate principal amount of up to U.S. $500,000,000 of its 4.75% Senior Notes due 2023 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for an equal aggregate principal amount of its outstanding 4.75% Senior Notes due 2023 (the “Outstanding Notes”), issued and sold on January 17, 2013 in a transaction exempt from registration under the Securities Act. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Outstanding Notes described in the box entitled “Description of the Outstanding Notes” below under the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Outstanding Notes tendered hereby (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Outstanding Notes tendered hereby (the “Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Outstanding Notes are to be forwarded herewith and (ii) if a tender of certificates representing Outstanding Notes is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (“DTC”) can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) in lieu of the Letter of Transmittal. The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC’s system may use DTC’s ATOP to tender. Participants in the program may, instead of physically completing and signing the accompanying letter of transmittal and delivering it to the Exchange Agent, transmit their acceptance of this Exchange Offer electronically. They may do so by causing DTC to transfer the Outstanding Notes to the Exchange Agent in accordance with its procedures for transfer. DTC will then send an agent’s message to the Exchange Agent. The term “agent’s message” means a message that (i) is transmitted by DTC; (ii) is received by the Exchange Agent and forms a part of a book-entry transfer; (iii) states that DTC has received an express acknowledgement that the tendering Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, the Letter of Transmittal; and (iv) states that the Letter of Transmittal, and the representations and warranties contained therein, may be enforced against such Holder.

Any Beneficial Owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must either make appropriate arrangements to register ownership of the Outstanding Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder before completing and executing this Letter of Transmittal and delivering its Outstanding Notes. The transfer of record ownership may take considerable time.

To properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of the Outstanding Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Outstanding Notes” and (iv) complete the IRS Form W-9. Each Holder should carefully read the detailed instructions below before completing this Letter of Transmittal.

Holders of Outstanding Notes who wish to tender their Outstanding Notes for exchange and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or before the Expiration Date or (iii) who cannot complete the applicable procedures under DTC’s ATOP on or before the Expiration Date, must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery.” See Instruction 2.

Holders of Outstanding Notes who wish to tender all of their Outstanding Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of the Outstanding Notes,” and sign the box below entitled “Sign Here To Tender Your Outstanding Notes.” If only those columns are completed, such Holder will have tendered for exchange all

Outstanding Notes listed in column (3) below. Holders of Outstanding Notes who wish to exchange less than all of their Outstanding Notes should complete column (4) in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered in the Exchange Offer and not withdrawn will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Outstanding Notes described in the box entitled “Description of the Outstanding Notes” below under the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF THE OUTSTANDING NOTES
(1) Name(s) and Address(es) of Registered Holder(s)	(2) Certificate Number(s)	(1) Aggregate Principal Amount Represented by Certificate(s)(A)	(4) Principal Amount Tendered for Exchange(B)

Total Principal Amount Tendered

(A)  Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)  The minimum permitted tender is $2,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Only Holders are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Outstanding Notes for exchange. Persons who are Beneficial Owners of Outstanding Notes but are not Holders and who seek to tender Outstanding Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Outstanding Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible institution (as defined in the Prospectus), or (iii) effect a record transfer of such Outstanding Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Outstanding Notes before the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Old Notes.”

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for the Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes, or Outstanding Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC account from which such Notes were tendered.

Issue to:

Name:
(Please type or print)

Address:

(Include Zip Code)

(U.S. Taxpayer Identification Number)

Credit Outstanding Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 8 and 9)

To be completed ONLY if the Exchange Notes issued in exchange for Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes, or Outstanding Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:
(Please type or print)

Address:

(Include Zip Code)
(U.S. Taxpayer Identification Number)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuer, all right, title and interest in, to and under all the Outstanding Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuer) of such Holder with respect to such Outstanding Notes, with full power of substitution to (i) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuer, (ii) present and deliver such Outstanding Notes for transfer on the books of the Issuer and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph will be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and that when such Outstanding Notes are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the registration rights agreement (as defined in the Prospectus).

By tendering, the undersigned hereby further represents and warrants to the Issuer that:

•	neither the undersigned nor any Beneficial Owner is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act;

•	the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of the undersigned’s and such Beneficial Owner’s businesses;

•	neither the undersigned nor any Beneficial Owner nor, to the actual knowledge of such holder, any other person receiving Exchange Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

•	if neither the undersigned nor the Beneficial Holder is a broker-dealer, such holder (i) is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and (ii) has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes;

•	if the undersigned and the Beneficial Owner is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, the Outstanding Notes being tendered for exchange were acquired by it as a result of market-making activities or other trading activities (and not directly from the Issuer), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes; and

•	neither the undersigned nor any Beneficial Owner is acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

For purposes of the Exchange Offer, the Issuer will be deemed to have accepted for exchange, and to have exchanged, validly tendered Outstanding Notes, if, as and when the Issuer gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Tenders of Outstanding Notes for exchange may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer—Withdrawal Rights” in the Prospectus. Any Outstanding Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Issuer’s acceptance of Outstanding Notes validly tendered for exchange under any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Outstanding Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Outstanding Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation under the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the Holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Note(s).

To validly tender Outstanding Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred will survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Outstanding Notes is irrevocable.

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES

Signature(s) of Owner(s)

Dated:                         , 2014

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Outstanding Notes or on a security position listing or by person(s) authorized to become registered Outstanding Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Principal place of business (if different from address listed above):

Area Code and Telephone No.:

U.S. Tax Identification Number:

GUARANTEE OF SIGNATURE(S)

(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:

Name and Title:

(Please Type or Print)

Name of Firm:

Address:

Area Code and Telephone No.:

Dated:

IMPORTANT: COMPLETE AND SIGN THE APPLICABLE IRS FORM W-9 OR W-8.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an eligible institution that is a member of one of the following recognized Signature Guarantee Programs:

(a)	The Securities Transfer Agents Medallion Program (STAMP);

(b)	The New York Stock Exchange Medallion Signature Program (MSP); or

(c)	The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Outstanding Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Outstanding Notes are tendered for the account of an eligible institution. In all other cases, all signatures must be guaranteed by an eligible institution.

2.	Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by Holders if certificates representing Outstanding Notes are to be forwarded herewith. All physically delivered Outstanding Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Outstanding Notes should be sent to the Issuer. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Outstanding Notes who elect to tender Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver the Outstanding Notes, this Letter of Transmittal or other required documents to the Exchange Agent on or before the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a)	such tender is made through an eligible institution;

(b)	before 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such eligible institution a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery, setting forth the name and address of the Holder, the certificate number(s) of such Outstanding Notes tendered and the principal amount of Outstanding Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Outstanding Notes (or a book-entry confirmation and an agent’s message), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such eligible institution with the Exchange Agent; and

(c)	a properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Outstanding Notes in proper form for transfer or a book-entry confirmation and an agent’s message, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of the Outstanding Notes” above is inadequate, the certificate numbers and principal amounts of the Outstanding Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Outstanding Notes may be withdrawn at any time before the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Outstanding Notes must:

•	be received by the Exchange Agent at or prior to the Expiration Time;

•	specify the name of the person having tendered the Outstanding Notes to be withdrawn;

•	identify the Outstanding Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Outstanding Notes);

•	specify the principal amount of Outstanding Notes to be withdrawn;

•	where certificates for Outstanding Notes were transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder, and the serial numbers of the particular certificates to be withdrawn;

•	if Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such Outstanding Notes exchanged;

•	be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered, with such signature guaranteed by an eligible institution (unless such withdrawing holder is an eligible institution) or be accompanied by documents of transfer (including a signature guarantee by an eligible institution) sufficient to permit the trustee under the Indenture to register the transfer of such old notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Outstanding Notes are to be registered, if different from that of the person tendering the Outstanding Notes.

The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Issuer in its sole discretion and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus at any time at or prior to the Expiration Time.

5.	Partial Tenders.

Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 thereafter. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of the Outstanding Notes, which are tendered for exchange in column (4) of the box entitled “Description of the Outstanding Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6.	Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a)	The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

(b)	If tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)	If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d)	When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Outstanding Notes or bond powers are required. If, however, Outstanding Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Outstanding Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuer, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Outstanding Notes. Signatures on such Outstanding Notes or bond powers must be guaranteed by an eligible institution (unless signed by an eligible institution).

(e)	If this Letter of Transmittal or Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

(f)	If this Letter of Transmittal is signed by a person other than the Holder listed, the Outstanding Notes must be endorsed or accompanied by a properly completed bond power which authorizes the person to tender the Outstanding Notes on behalf of the Holder, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Outstanding Notes or bond powers must be guaranteed by an eligible institution (unless signed by an eligible institution).

7.	IRS Forms and Backup Withholding Tax

The U.S. Internal Revenue Service (“IRS”) Form W-9 should be completed and signed by beneficial owners of Outstanding Notes (that are being tendered in the Exchange Offer) that are “United States persons” (within the meaning of the Internal Revenue Code of 1986, as amended, (the “Code”) (a “U.S. person”). A “beneficial owner” (within the meaning of the Code) of Outstanding Notes that is not a U.S. person (which would include a U.S. disregarded entity that has a non-U.S. person beneficial owner for U.S. federal income tax purposes), is required to provide an appropriate IRS Form W-8. Please consult your tax advisor as to the appropriate IRS tax form to provide.

Under the U.S. federal income tax laws, payments that may be made by the Issuer with respect to the Exchange Notes issued in the Exchange Offer may be subject to backup withholding at 28% (the “Specified Rate”). To avoid such backup withholding, each beneficial owner of Notes (or other payee) that is a U.S. person should complete and sign the IRS Form W-9 included in this Letter of Transmittal, provide the correct taxpayer identification number (“TIN”), or indicate that such beneficial owner is awaiting a TIN and certify, under penalties of perjury, that (a) the TIN provided is correct or that such beneficial owner is awaiting a TIN; (b) that the beneficial owner is not subject to backup withholding because (i) the beneficial owner has not been notified by the IRS that the beneficial owner is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the IRS has notified the beneficial owner that the beneficial owner is no longer subject to backup withholding, or (iii) the beneficial owner is exempt from backup withholding; and (c) the beneficial owner is a U.S. person (including a U.S. resident alien). If a beneficial owner has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part II in the Certification box of the W-9, unless such beneficial owner has since been notified by the IRS that it is no longer subject to backup withholding. In general, if a beneficial owner is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer are not provided with the correct TIN, the beneficial owner may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such beneficial owner.

The Holder (other than a foreign holder, as described below) is required to give the TIN of the person who will be the beneficial owner of the Exchange Notes. If such beneficial owner has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such person should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9 and sign and date the IRS Form W-9. If “Applied For” is written in Part I, the Issuer (or the paying agent under the indenture governing the Exchange Notes) may retain the Specified Rate of payments made to the record Holder of the Exchange Notes during the sixty (60) day period after the date of the IRS Form W-9. In such case, if the beneficial owner of the Notes furnishes the Exchange Agent or the Issuer with his or her TIN within sixty (60) days after the date of the IRS Form W-9, the Issuer (or the Exchange Agent) will remit such amounts retained during the sixty (60) day period to the Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter; however, if the beneficial owner of the Notes fails to furnish the Exchange Agent or the Issuer with his or her TIN within such sixty (60) day period, the Issuer (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding.

Certain Holders (including, among others, certain beneficial owner of the Notes that are not U.S. persons (“Exempt Holders”)) are not subject to these backup withholding and reporting requirements. To avoid erroneous backup withholding, each Exempt Holder (other than an Exempt Holder that is not a U.S. person (“Foreign Holder”)) should enter the Exempt Holder’s name, address, status and TIN on the face of the IRS Form W-9 and enter its exempt payee code on IRS Form W-9, and sign, date and return the IRS Form W-9 to the paying agent with this Letter of Transmittal. See the enclosed IRS Form W-9 for additional instructions. A Foreign Holder should not complete the IRS Form W-9. To qualify as an exempt recipient, a Foreign Holder must submit a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8IMY or other applicable IRS form, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent. Please consult your tax advisor as to the appropriate tax form to provide the applicable withholding agent.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if the Exchange Notes are registered in more than one name), consult the enclosed IRS Form W-9. Failure to complete the IRS Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered for exchange, but may require the Issuer (or the paying agent) to withhold the Specified Rate of the amount of any payments made with respect to the Exchange Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a refund or credit against the U.S. tax liability of a person subject to backup withholding if the required information is timely furnished to the IRS.

All Holders (and their beneficial owners) should consult the “Material U.S. Federal Income Tax Considerations” section of the Prospectus.

8.	Transfer Taxes.

Except as set forth in this Instruction 8, the Issuer will pay all transfer taxes (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding taxes), if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes are to be delivered to, or issued or registered in the name of, any person other than the registered Holder of the Outstanding Notes tendered or if Outstanding Notes to be exchanged are registered in the name of, any person other than the registered Holder of the Outstanding Notes signing this Letter of Transmittal, or a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

9.	Special Issuance and Delivery Instructions.

If the Exchange Notes are to be issued, or if any Outstanding Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

10.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer will determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent (or the paying agent under the indenture governing the Exchange Notes) nor any other person will have any duty or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus in the case of any Outstanding Notes tendered (except as otherwise provided in the Prospectus).

12.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any tendering Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13.	Requests for Information or Additional Copies.

Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

14.	Certain Tax Consequences.

This Letter of Transmittal does not provide any tax disclosure to the Holders (or their beneficial owners) of Outstanding Notes or Exchange Notes. You should consult your tax advisor regarding the federal income tax consequences of the Exchange Offer, as well as tax consequences under any applicable state, local and non-U.S. tax laws and tax treaties. Notwithstanding the foregoing, you should understand that the Issuer will comply with all tax and withholding requirements that apply to consideration received by Holders with respect to the Exchange Notes. All Holders should consult the “Material U.S. Federal Income Tax Considerations” section of the Prospectus.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent before the Expiration Date.

Exhibit (a)(1)(F)

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:								Exemptions (see instructions):
	☐ Individual/sole proprietor	☐ C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶								Exemption from FATCA reporting code (if any)
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The

Form W-9 (Rev. 8-2013)	Page 3

name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

Form W-9 (Rev. 8-2013)	Page 4

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 5

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note.	Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.